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                                   EXHIBIT 21


                           SUBSIDIARIES OF THE COMPANY

Subsidiary                              Percentage Owned       Jurisdiction of Incorporation
----------                              ----------------       -----------------------------
St. Edmond's Federal Savings Bank            100%              United States